                                                                    EXHIBIT 10.3

================================================================================

                        GRANITE CONSTRUCTION INCORPORATED

                       ----------------------------------

                                 FIRST AMENDMENT
                            Dated as of June 15, 2003

                                       to

                  AMENDED AND RESTATED NOTE PURCHASE AGREEMENT
                          Dated as of November 1, 2001

                          ----------------------------

Re:      $60,000,000 6.54% Senior Notes due March 15, 2010

================================================================================

         FIRST AMENDMENT TO AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

         THIS FIRST AMENDMENT dated as of June 15, 2003 (the or this "First Amendment") to that certain Amended and Restated Note Purchase Agreement dated as of November 1, 2001 is between GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the "Company"), and each of the institutional investors listed on the signature pages hereto (collectively, the "Noteholders")

                                    RECITALS:

         A. The Company and each of the Noteholders have heretofore entered into that certain Amended and Restated Note Purchase Agreement dated as of November 1, 2001 (the "Note Purchase Agreement"). The Company has heretofore issued $60,000,000 aggregate principal amount of its 6.54% Senior Notes due March 15, 2010 (the "Notes"} pursuant to the Note Purchase Agreement. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

         B. The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

         C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

         D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         Now, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in
Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION  1. AMENDMENTS.

         1.1. Section 9.6(a)(I) of the Note Purchase Agreement shall be and is hereby amended by inserting the following new sentence at the end of such Section.

         "Notwithstanding the foregoing, Wilder shall not be required to execute a supplement to the Guaranty Agreement or otherwise Guaranty the Notes until the earliest to occur of: (A) Wilder becoming an obligor or guarantor of any Debt existing under the Bank Credit Agreement, (B)(I) the total net revenues of Wilder and its Subsidiaries for the period of the immediately preceding four fiscal quarters is equal to or greater than 15% of the consolidated total net revenues of the Company and its Subsidiaries for such period determined in accordance with GAAP, in each case as reflected in the most recent annual or quarterly financial statements of the Company and its Subsidiaries; or (II) the total assets of Wilder and its Subsidiaries, as of the last day of the immediately preceding fiscal quarter, is equal to or greater than 15% of consolidated total assets of the Company and its Subsidiaries as of such date determined in accordance with GAAP, in each case as reflected in the most recent annual or quarterly financial statements of the Company and its Subsidiaries and (C) Wilder becoming a Wholly-Owned Subsidiary of the Company."

         1.2. SCHEDULE B to the Note Purchase Agreement shall be and is hereby amended by inserting the following new definition in the proper alphabetical order:

                  ""Wilder" shall mean Wilder Construction Co., a Washington corporation, and any successor thereto."

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         2.1. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

                  (a) this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (b) the Note Purchase Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (c) the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this
         Section 2.l(c);

                  (d) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing and no waiver of Default or Event of Default is in effect; and

                  (e) except as set forth on SCHEDULE 2 hereto, all the representations and warranties contained in Section 5 of the Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

         3.1. Upon satisfaction of each and every one of the following conditions, this First Amendment shall become effective as of June 27, 2003:

                  (a) executed counterparts of this First Amendment, duly executed by the Company and the holders of at least 51% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

                  (b) each Guarantor shall have duly executed the reaffirmation of Guaranty Agreement attached hereto;

                  (c) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof;

                  (d) each Noteholder shall have received evidence satisfactory to it that (i) Wilder Construction Co. is not an obligor or guarantor of Debt under the Credit Agreement dated as of June 27, 2003 among the Company, each lender from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and (ii) the Amended and Restated Note Purchase Agreement dated as of November 1, 2001 by and among the Company and the institutional investors named therein has been amended in the same manner as the Note Purchase Agreement has been amended by this First Amendment;

                  (e) each Noteholder shall have received, by payment in immediately available funds to the account of such holder set forth in SCHEDULE A to the Note Purchase Agreement the amount set forth opposite such holder's name in SCHEDULE 1 attached hereto; and

                  (f) the Company shall have paid the fees and expenses of Schiff Hardin & Waite, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

Upon receipt of all of the foregoing, this First Amendment shall become effective.

SECTION 4. MISCELLANEOUS.

         4.1. This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

         4.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

         4.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         4.4. This First Amendment shall he governed by and construed in accordance with the laws of the State of Illinois.

                  [Remainder of page intentionally left blank.]

         4.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                                       GRANITE CONSTRUCTION INCORPORATED

                                       By /s/ William G. Dorey
                                          ---------------------
                                          William G. Dorey
                                          President

                                       By /s/ William E. Barton
                                          ----------------------
                                          William E. Barton
                                          Chief Financial Officer

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
MARCH 1, 1998 PURCHASE AGREEMENT

Accepted and Agreed to:

                                       ALLSTATE LIFE INSURANCE COMPANY

                                       By __________________________
                                       Name:

                                       By___________________________
                                       Name:
                                           Authorized Signatories

                                       UNITED OF OMAHA LIFE INSURANCE COMPANY

                                       By /s/ Curtis R. Caldwell
                                          ---------------------------
                                          Its    Vice President

                                       MUTUAL OF OMAHA INSURANCE COMPANY

                                       By /s/ Curtis R. Caldwell
                                          ---------------------------
                                          Its    Vice President

                                       COMPANION LIFE INSURANCE COMPANY

                                       By /s/ Curtis R. Caldwell
                                          ---------------------------
                                          Name: Curtis R. Caldwell
                                          Title:  Authorized Signer

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
MARCH 1, 1998 NOTE PURCHASE AGREEMENT

                                  NATIONWIDE LIFE INSURANCE COMPANY

                                  By /s/ Mark W. Poeppelman
                                     ----------------------------------------
                                     Name: Mark W. Poeppelman
                                     Title: Vice President

                                  THRIVENT FINANCIAL FOR LUTHERANS,
                                     successor by merger to Lutheran Brotherhood

                                  By _________________________________________
                                     Name:  Glen J. Vanic
                                     TITLE: Portfolio Manager

                                  AMERICAN UNITED LIFE INSURANCE COMPANY

                                  By _________________________________________
                                     Its

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
MARCH 1, 1998 NOTE PURCHASE AGREEMENT

                                  NATIONWIDE LIFE INSURANCE COMPANY

                                  By_______________________________________
                                    Name:
                                    Title:

                                  THRIVENT FINANCIAL FOR LUTHERANS,
                                    successor by merger to Lutheran Brotherhood

                                  By /s/ Glen J. Vanic
                                     -----------------------------------------
                                     Name:  Glen J. Vanic
                                     Title: Portfolio Manager

                                  AMERICAN UNITED LIFE INSURANCE COMPANY

                                  By_________________________________________
                                    Its

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
MARCH 1, 1998 NOTE PURCHASE AGREEMENT

Accepted and Agreed to:

                                       ALLSTATE LIFE INSURANCE COMPANY

                                       By /s/ Rhonda L. Hopps
                                          --------------------------------------
                                          Name: Rhonda L. Hopps

                                       By /s/ Jerry D. Zinkula
                                          --------------------------------------
                                          Name: Jerry D. Zinkula
                                             Authorized Signatories

                                       UNITED OF OMAHA LIFE INSURANCE COMPANY

                                       By ______________________________________
                                          Its

                                          MUTUAL OF OMAHA INSURANCE COMPANY

                                       By ______________________________________
                                          Its

                                       COMPANION LIFE INSURANCE COMPANY

                                       By_______________________________________
                                         Name:
                                         Title:

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
MARCH 1, 1998 NOTE PURCHASE AGREEMENT

                                   NATIONWIDE LIFE INSURANCE COMPANY

                                   By_______________________________________
                                     Name:
                                     Title:

                                   THRIVENT FINANCIAL FOR LUTHERANS,
                                     successor by merger to Lutheran Brotherhood

                                   By __________________________________________
                                      Name: Glen J. Vanic
                                      Title: Portfolio Manager

                                   AMERICAN UNITED LIFE INSURANCE COMPANY

                                   By /s/ CHRISTOPHER PAHLKE
                                      ------------------------------------------
                                      Its CHRISTOPHER PAHLKE
                                          VP PRIVATE PLACEMENTS

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
MARCH 1, 1998 NOTE PURCHASE AGREEMENT

                       REAFFIRMATION OF GUARANTY AGREEMENT

The undersigned Guarantors hereby acknowledge and agree to the foregoing First Amendment to Note Purchase Agreement and reaffirm the Guaranty Agreement dated as of March 1, 1998 given in favor of each Noteholder and their respective successors and assigns:

                                 GRANITE CONSTRUCTION COMPANY

                                 By /s/ William G. Dorey
                                    ---------------------------
                                    William G. Dorey
                                    President

                                 BY /s/ William E. Barton
                                    ---------------------------
                                    William E. Barton
                                    Chief Financial Officer

                                 GRANITE LAND COMPANY

                                 BY /s/ Scott D. Wolcott
                                    ---------------------------
                                    Scott D. Wolcott
                                    President

                                 By /s/ William G. Dorey
                                    ---------------------------
                                    William G. Dorey
                                    President, Granite Construction Incorporated

                                 GRANITE HALMAR CONSTRUCTION COMPANY,
                                 INC.

                                 By /s/ William G. Dorey
                                    ---------------------------
                                    William G. Dorey
                                    President

                                 By /s/ William E. Barton
                                    -----------------------------
                                    William E. Barton
                                    Chief Financial Officer

SIGNATURE PAGE TO THE
REAFFIRMATION OF GUARANTY TO THE
MARCH 1, 1998 GUARANTY AGREEMENT

                                       INTERMOUNTAIN SLURRY SEAL, INC.

                                       By /s/ Michael L. Thomas
                                          --------------------------------
                                          Michael L. Thomas
                                          President

                                       By /s/ David J. Brunton
                                          --------------------------------
                                          David J. Brunton
                                          Chief Financial Officer

                                       POZZOLAN PRODUCTS COMPANY (P.P.C.)

                                       By /s/ Michael L. Thomas
                                          ---------------------------------
                                          Michael L. Thomas
                                          President

                                       By /s/ David J. Brunton
                                          ---------------------------------
                                          David J. Brunton
                                          Chief Financial Officer

                                       GILC, L.P.

                                       By: GILC Incorporated, its sole General
                                           Partner

                                       By /s/ William E. Barton
                                          ---------------------------------
                                          William E. Barton
                                          Chief Executive Officer

                                       By /s/ R.C. Allbritton
                                          ---------------------------------
                                          R.C. Allbritton
                                          Chief Financial Officer

SIGNATURE PAGE TO THE
REAFFIRMATION OF GUARANTY TO THE
MARCH 1, 1998 GUARANTY AGREEMENT

                                  FEE SCHEDULE

Allstate Life Insurance Company                            $ 8,555.56
United of Omaha Life Insurance Company                     $ 3,888.89
Mutual of Omaha Insurance Company                          $ 1,944.45
Companion Life Insurance Company                           $   777.78
Nationwide Life Insurance Company                          $ 3,111.11
American United Life Insurance Company                     $ 1,944.45
Thrivent Financial For Lutherans                           $ 3,111.11

                                   Total:                  $23,333.33

                                   SCHEDULE 1
                              (to First Amendment)

                   VARIANCES TO REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to each holder that except as hereinafter set forth in this Schedule 2, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct as of the date hereof. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

         Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 to the First Amendment contains (except as noted therein) complete and correct lists (1) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (2) of the Company's Affiliates, other than Subsidiaries and (3) of the Company's directors and senior officers.

         (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 to the First Amendment as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4 to the First Amendment).

         (c) Each Subsidiary identified in Schedule 5.4 to the First Amendment is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

         (d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement or instrument (other than this Agreement, the agreements listed on Schedule 5.4 to the First Amendment and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that own outstanding shares of capital stock or similar equity interests of such Subsidiary.

         Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.
(a) Except as disclosed in Schedule 5.8 to the First Amendment, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or

                                   SCHEDULE 2
                              (to First Amendment)
any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         Section 5.15. Existing Debt. Except as described therein, Schedule 5.15 to the First Amendment sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of May 31, 2003 (other than with respect to the Debt of Wilder and Presidio Vista which are as of April 30,
2003), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

         Section 5.16. Existing Investments. Schedule 5.16 to the First Amendment sets forth a complete and correct list of all outstanding Investments of the Company and its Subsidiaries as of May 31, 2003, since which date there has been no Material change in the amounts of such Investments.

         Section 5.18. Environmental Matters. Neither the Company nor any Subsidiary has knowledge of any Material claim or has received any notice of any Material claim, and no proceeding has been instituted raising any Material claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws. Except as otherwise disclosed in Schedule 5.18 to the First Amendment:

                  (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any Material claim, public or private, or Material violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use;

                  (b)      neither the Company nor any of its Subsidiaries
         (l)has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or (2) has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws; in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                  (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in material compliance with applicable Environmental Laws.

                                      S-2-2

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 5.4
           SUBSIDIARIES, OTHER AFFILIATES, AND DIRECTORS AND OFFICERS

                                                         JURISDICTION OF                                OWNERSHIP BY COMPANY AND/OR
                         NAME                             ORGANIZATION         CAPITAL STRUCTURE                 SUBSIDIARY
                                                                                                         NAME   OWNERSHIP  POSITION
1  Granite Construction International                      California               C Corp               GCI     100.00%   investor
1  Granite Construction Company ("GCCo")                   California               C Corp               GCI     100.00%   investor
   1  Wilder Construction Company ("Wilder")               Washington               C Corp               GCCo     60.04%   investor
      1 Wilder Realty                                      Washington               C Corp              Wilder   100.00%   investor
      1 Wilder Washington                                  Washington               C Corp              Wilder   100.00%   investor
      2 Axton Aggregate Partnership                        Washington        General Partnership        Wilder    50.00%      GP
      2 Axton Aggregate Company                            Washington        General Partnership        Wilder    50.00%      GP
      1 HLA / Wilder, a Joint Venture                      Washington     Construction Joint Venture    Wilder    55.00%    partner
   2  Largo Properties, LLC                                 Maryland      Limited Liability Company      GCCo     33.30%    member
   2  Riverside Motorsports Park, LLC                      California     Limited Liability Company      GCCo      2.50%    member
   2  California Corridor Constructors, a Joint Venture    California     Construction Joint Venture     GCCo     30.00%    partner
   1  Granite Kiewit, a Joint Venture                       Montana       Construction Joint Venture     GCCo     76.00%    sponsor
   1  Granite2-Sundt, a Joint Venture                       Arizona       Construction Joint Venture     GCCo     65.00%    sponsor
   1  Granite-Frontier Kemper, a Joint Venture              Arkansas      Construction Joint Venture     GCCo     82.00%    sponsor
   2  Granite-Meyers, a Joint Venture                      California     Construction Joint Venture     GCCo     41.20%   managing
   1  Granite-PCL, a Joint Venture                          Florida       Construction Joint Venture     GCCo     64.70%    sponsor
   1  Granite-Rizzani de Eccher, a Joint Venture            Florida       Construction Joint Venture     GCCo     60.00%    sponsor
   1  Granite-Sundt, a Joint Venture                        Arizona       Construction Joint Venture     GCCo     55.00%    sponsor
   2  K-G Leasing, a Joint Venture                         California     Construction Joint Venture     GCCo     30.00%    partner
   2  K-G-W Leasing, a Joint Venture                          Utah        Construction Joint Venture     GCCo     23.00%    partner
   2  Kiewit-Granite, a Joint Venture                      California     Construction Joint Venture     GCCo     25.00%    partner
   1  Las Vegas Monorail Team, a Joint Venture               Nevada       Construction Joint Venture     GCCo     44.80%   managing
   2  LGS, a Joint Venture                                  Maryland      Construction Joint Venture     GCCo     30.00%    partner
   1  Minnesota Transit Constructors, a Joint Venture      Minnesota      Construction Joint Venture     GCCo     56.50%    sponsor
   1  River Mountain Constructors, a Joint Venture          Arkansas      Construction Joint Venture     GCCo    100.00%    sponsor
   1  Sampson-Granite, a Joint Venture                     California     Construction Joint Venture     GCCo     40.00%    partner
   1  Sierra Blanca Constructors, a Joint Venture          New Mexico     Construction Joint Venture     GCCo     52.00%    sponsor
   2  TGM Constructors                                      Kentucky      Construction Joint Venture     GCCo     25.00%    partner
   2  Tri-County Rail Constructors, a Joint Venture         Florida       Construction Joint Venture     GCCo     30.00%    partner
   1  Virginia Approach Constructors                        Maryland      Construction Joint Venture     GCCo     79.00%    partner
   2  Wasatch Constructors, a Joint Venture                   Utah        Construction Joint Venture     GCCo     23.00%    partner
   2  Washington-Granite, a Joint Venture                  California     Construction Joint Venture     GCCo     40.00%    partner
   2  Western Summit-TIC-Granite, a Joint Venture           Georgia       Construction Joint Venture     GCCo     15.00%    partner
   2  WSCI TIC Granite, a Joint Venture                     Georgia       Construction Joint Venture     GCCo     15.00%    partner
   2  Yonkers Contracting Company, Inc. / Granite          New Jersey     Construction Joint Venture     GCCo     40.00%    partner
      Construction Company, a Joint Venture
1  Granite Halmar Construction Company, Inc. ("GHCCo")      New York                C Corp               GCI     100.00%   investor
   1  Halmar-Egis, a Joint Venture                          New York      Construction Joint Venture    GHCCo    100.00%    partner
   1  Halmar-Schiavone, a Joint Venture                     New York      Construction Joint Venture    GHCCo    100.00%    partner
   1  Granite Halmar/Schiavone, a Joint Venture             New York      Construction Joint Venture    GHCCo     60.00%    partner
   1  GH/JMA, a Joint Venture                               New York      Construction Joint Venture    GHCCo     51.00%    partner
   2  Schiavone/Granite Halmar, a Joint Venture             New York      Construction Joint Venture    GHCCo     40.00%    partner
1  Intermountain Slurry Seal, Inc.                          Wyoming                 C Corp               GCI     100.00%   investor
1  Pozzolan Products Company                                  Utah                  C Corp               GCI     100.00%   investor

                                  Schedule 5.4
                                   Page 1 of 2

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 5.4
           SUBSIDIARIES, OTHER AFFILIATES, AND DIRECTORS AND OFFICERS

                                                       JURISDICTION OF                                OWNERSHIP BY COMPANY AND/OR
                       NAME                              ORGANIZATION       CAPITAL STRUCTURE                  SUBSIDIARY
                                                                                                      NAME     OWNERSHIP  POSITION
1  Granite Land Company ("GLC")                           California             C Corp                GCI      100.00%   investor
   1  GLC Fort Worth, LLC ("GLCFW, LLC")                     Texas      Limited Liability Company      GLC      100.00%      GP
      1 Presidio Vista I, LTD                                Texas         Limited Partnership         GLC       89.00%      LP
                                                                                                   GLCFW, LLC     1.00%      GP
   1  Main Street Ventures, LLC                           California    Limited Liability Company      GLC       90.00%   managing
   1  Granite/Mandalay Bay Finance, LLC                   California    Limited Liability Company      GLC       70.00%    member
   1  Granite/Mandalay, LLC ("GM, LLC")                   California    Limited Liability Company      GLC       90.00%    member
      2 Oly/Granite General Partnership                   California       Limited Partnership       GM, LLC     10.00%      LP
      2 Oly/Mandalay Bay General Partnership              California       Limited Partnership       GM, LLC     10.00%      LP
   2  Phase 1 Regional Park Limited                       California       Limited Partnership         GLC       25.00%      LP
   2  Williamson Ranch Plaza, LP                          California       Limited Partnership         GLC       25.00%      LP
   1  Granite Grado Ventures, LLC ("GGV, LLC")            California    Limited Liability Company      GLC       90.00%   managing
      1 Granite Grado Ventures Project 1, LLC             California    Limited Liability Company    GGV, LLC   100.00%   managing
1  GILC, Incorporated ("GILC")                            California             C Corp                GCI      100.00%   investor
   1  GILC, LP                                            California       Limited Partnership        GCCo       99.00%      LP
                                                                                                      GILC        1.00%      GP
1  Wilcott Corporation                                     Colorado              C Corp                GCI      100.00%   investor
1  Granite SR 91 Corporation ("GSR91")                    California             C Corp                GCI      100.00%   investor
   1  Granite SR 91, LP ("SR91, LP")                      California       Limited Partnership         GCI       99.00%      LP
                                                                                                      GSR91       1.00%      GP
      2 California Private Transportation Company, LP     California       Limited Partnership      SR91, LP     22.22%      LP
1  GTC, Inc. ("GTC")                                         Texas               C Corp                GCI      100.00%   investor
   1  GTC II, LP ("GTC, LP")                                 Texas         Limited Partnership         GCI       99.00%      LP
                                                                                                       GTC        1.00%      GP
      1 WR II Associates, LTD                                Texas         Limited Partnership         GCI       69.88%      LP
                                                                                                     GTC, LP      1.00%      GP
2  Paramount-Nevada Asphalt Company, LLC                     Nevada     Limited Liability Company      GCI       50.00%    member

3  DIRECTORS
      David H. Watts - Chairman of the           David H. Kelsey - Director
      Board & CEO
      Joseph J. Barclay - Director               Rebecca A. McDonald - Director
      Richard M. Brooks - Director               Raymond E. Miles - Director
      Linda Griego - Director                    J. Fernando Niebla - Director
      Brian C. Kelly - Director                  George B. Searle - Director

   SENIOR OFFICERS

      William G. Dorey - President & COO
      Mark E. Boitano - Executive Vice President & Branch Division Manager Patrick M. Costanzo - Senior Vice President & Heavy Construction Division
        Manager
      William E. Barton - Senior Vice President & CFO
      R.C. Allbritton - Vice President & Treasurer
      Michael Futch - Vice President, Secretary & General Counsel
      Garry M. Higdem - Vice President & Heavy Construction Division Asstistant
        Manager
      James H. Roberts - Vice President & Branch Division Assistant Manager Michael L. Thomas - Vice President & Director of Human Resources

                                  Schedule 5.4
                                   Page 2 of 2

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 5.8
                                   LITIGATION

5.8(a)

         DEFENDANT                              NATURE OF CASE                              COMMENTS
USA ex rel Maxfield/Peterson    False Calims Act arising from I-15, Salt Lake    See 12/31/02 10-K, PART I, Item
vs. Wasatch (GCCo               City, UT construction contract                   3, or 03/31/03 10-Q, NOTE 7,
construction joint venture)                                                      for more information

5.8(b)
                      NONE

                                  Schedule 5.8

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 5.15
                              EXISTING INDEBTEDNESS

                                                                                              INTEREST
            BORROWER                 LENDER'S NAME                 DESCRIPTION                  RATE         MATURITY     BALANCE
Granite Construction Company      Benna Investments   Glendale NV property                            6.50%  12/01/07     1,043,652
Granite Construction Company      Rosemary's Mountain Southern CA Aggregate property                  8.82%  06/01/04     1,400,000
Granite Construction Incorporated Private Placement
                                    Due 03/15/10      Refinance debt & general corporate
                                                      purposes                                        6.54%  03/15/10    46,666,668
Granite Construction Incorporated Private Placement
                                    Due 05/01/13      Refinance debt & general corporate
                                                      purposes                                        6.96%  05/01/13    75,000,000
Granite Construction Incorporated Lenders under
                                    existing Bank
                                    Credit Agreement  Self insured Worker's Compensation          100.0 bps  04/30/02     1,293,390
Granite Construction Company      Bank of America
                                    Letter of Credit  City of Patterson Performance
                                                      Guarantee                                    32.5 bps  02/04/04       200,000
Wilder Construction Company (1)   Gebhardt            Promisory Note - stock repurchase               prime  05/16/07       180,997
Wilder Construction Company (1)   Hesell              Promisory Note - stock repurchase               prime  03/15/10     2,607,761
Wilder Construction Company (1)   Ross                Promisory Note - stock repurchase               prime  04/29/05     2,588,757
Wilder Construction Company (1)   Fulton              Promisory Note - stock repurchase               prime  12/20/07       104,317
Wilder Construction Company (1)   Gent                Promisory Note - stock repurchase               prime  12/20/07       948,333
Wilder Construction Company (1)   Jonasson            Promisory Note - stock repurchase               prime  12/20/07       569,000
Wilder Construction Company (1)   Suhadolnik          Promisory Note - stock repurchase               prime  12/20/07       246,567
Wilder Construction Company (1)   Giammalva           Promisory Note - stock repurchase               prime  03/15/06       897,083
Wilder Construction Company (1)   Bank of America     Priority Debt - Construction
                                                      Equipment                                       3.90%  06/01/05       975,000
Wilder Construction Company (1)   Bank of America     Priority Debt - Alaska
                                                      Yard & Office                                   7.40%  12/01/08       799,938
Wilder Construction Company (1)   Bank of America     Priority Debt - Line of Credit     prime minus 100 bp  06/01/04     1,000,000
Presidio Vista I, LTD (2)         Dell USA, L.P.      Priority Debt - Presidio Vista
                                                      Development                                     7.50%  02/08/11     4,003,877
                                                                                                                       $140,525,340
Granite Construction Incorporated BNP Paribas         $30MM notional amount floating
                                                      interest rate swap                      6 Mth LIBOR +  09/15/05      (559,168)
                                                      agreement                                  386.75 bps
Granite Construction Incorporated BNP Paribas         $20MM notional amount floating
                                                      interest rate swap                      6 Mth LIBOR +  11/05/05      (369,914)
                                                      agreement                                  418.00 bps
                                                                                                                          ($929,082)

(1) - Wilder debt is not guaranteed by Granite Construction Incorporated or any of it non-Wilder Subsidiaries or Affiliates

(2) - This debt is non-recourse debt secured by the assets of the development project and is not guaranteed by Granite Construction Incorporated or any of its Subsidiaries or Affiliates.

                                  Schedule 5.15

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 5.16
                              EXISTING INVESTMENTS

                      INVESTMENT                                         TYPE                       VALUE
Paramount-Nevada Asphalt Company, LLC                             Asphalt Tank Farm               2,299,957
Bank of America (BA)                                              Bankers Acceptance              1,228,989
Bank of America (BA)                                              Bankers Acceptance              4,992,625
Bank of America CD                                              Certificate of Deposit            2,500,000
AOL Time Warner                                               Commercial Paper 2nd Tier           4,983,436
Kraft Foods Inc                                               Commercial Paper 2nd Tier           4,994,263
GMAC                                                         Commercial Paper Split Rated         3,990,133
Allianz Finance Corp                                          Commercial Paper Top Tier           3,991,944
Citigroup Global Markets                                      Commercial Paper Top Tier           4,994,704
General Electric Captial Service                              Commercial Paper Top Tier           3,998,360
New York Times                                                Commercial Paper Top Tier           3,996,000
Schering-Plough                                               Commercial Paper Top Tier           4,995,703
Toyota Motor Corp                                             Commercial Paper Top Tier           4,997,797
Transamerica Financial Corp                                   Commercial Paper Top Tier           4,989,931
Verizon Net Funding                                           Commercial Paper Top Tier           2,991,420
Granite Halmar/Schiavone, a Joint Venture                     Construction Joint Venture            350,000
Granite Kiewit, a Joint Venture                               Construction Joint Venture            105,962
Granite2-Sundt, a Joint Venture                               Construction Joint Venture          5,163,735
Granite-Rizzani de Eccher, a Joint Venture                    Construction Joint Venture         (2,524,188)
Granite-Sundt, a Joint Venture                                Construction Joint Venture            497,796
Halmar-Egis, a Joint Venture                                  Construction Joint Venture          2,977,542
Halmar-Schiavone, a Joint Venture                             Construction Joint Venture          5,412,624
K-G Leasing, a Joint Venture                                  Construction Joint Venture            341,615
K-G-W Leasing, a Joint Venture                                Construction Joint Venture            759,154
Kiewit-Granite, a Joint Venture                               Construction Joint Venture            445,740
LGS, a Joint Venture                                          Construction Joint Venture          6,434,245
Minnesota Transit Constructors, a Joint Venture               Construction Joint Venture          1,667,811
Sampson-Granite, a Joint Venture                              Construction Joint Venture             11,008
Schiavone/Granite Halmar, a Joint Venture                     Construction Joint Venture            800,032
Sierra Blanca Constructors, a Joint Venture                   Construction Joint Venture          2,842,704
TGM Constructors                                              Construction Joint Venture          1,553,084
Tri-County Rail Constructors, a Joint Venture                 Construction Joint Venture          1,561,575
Virginia Approach Constructors                                Construction Joint Venture          2,370,000
Wasatch Constructors, a Joint Venture                         Construction Joint Venture             91,505
Washington-Granite, a Joint Venture                           Construction Joint Venture            252,968
Western Summit-TIC-Granite, a Joint Venture                   Construction Joint Venture             15,565
Yonkers Contracting Company, Inc. / Granite Construction
  Company, a Joint Venture                                    Construction Joint Venture          2,489,018
Largo Properties, LLC                                          Construction JV Property           2,123,970
Rancho San Carlos Partnership, L.P.                               Construction Note               6,000,000
Granite/Mandalay Bay Finance, LLC                                Development Project              1,905,999
Granite/Mandalay, LLC ("GM, LLC")                                Development Project              2,558,017
Main Street Ventures, LLC                                        Development Project                 51,740
Phase 1 Regional Park Limited                                    Development Project                546,165
Presidio Vista I, LTD                                            Development Project                135,000
Riverside Motorsports Park, LLC                                  Development Project                 50,000
Williamson Ranch Plaza, LP                                       Development Project               (364,595)
WR II Associates, LTD                                            Development Project                460,882
Bank of America/Nations Fund Sweep                                Money Market Funds              1,001,172
Fidelity Inst'l MM Domestic 690                                   Money Market Funds              7,654,560
Fidelity Inst'l MM Govern. 057                                    Money Market Funds              3,112,553

                                  Schedule 5.16
                                   Page 3 of 6

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 5.16
                              EXISTING INVESTMENTS

                 INVESTMENT                                         TYPE                        VALUE
JP Morgan Prime Institutional Fund                           Money Market Funds                1,466,920
JP Morgan Tax-Free Institutional Fund                        Money Market Funds               15,062,571
JPM Chase Overnight Investment                               Money Market Funds                3,873,664
CA Revenue Anticipation Note                                  Municipal Bonds                  5,003,119
California State Water Department                             Municipal Bonds                  3,000,000
New Jersey Transit Series B                                   Municipal Bonds                  3,000,000
TX Tax & Revenue Antic. Bond                                  Municipal Bonds                  2,006,560
UT Transit Authority Revenue Bond                             Municipal Bonds                  2,975,881
Franklin Balance Sheet Inv. Fund                            Mutual Fund - Equity                 698,014
Lord Abbett Mid - Cap Value Fund                            Mutual Fund - Equity                 217,013
Putnam Fund for Growth & Income                             Mutual Fund - Equity               2,205,437
Putnam International Growth CLA                             Mutual Fund - Equity               2,522,837
Putnam Investors Fund                                       Mutual Fund - Equity                 430,494
Putnam New Opportunities Fund                               Mutual Fund - Equity                 803,789
Putnam Vista Fund                                           Mutual Fund - Equity                 728,709
Putnam Voyager Fd CLA                                      Mutual Fund - Equity                 629,304
Loomis Sayles Bond FD                                    Mutual Fund - Fixed Income            1,659,494
Pimco Total Return FD                                    Mutual Fund - Fixed Income            2,416,837
TIC Holdings, Inc                                                  stock                      12,535,179
Wilder Construction Company ("Wilder")                             stock                      26,932,686
California Private Transportation Company, LP                    Toll Road                       354,349
Fannie Mae                                               US Treasury & Agency Notes            3,391,481
Fannie Mae                                               US Treasury & Agency Notes            2,993,900
Fannie Mae                                               US Treasury & Agency Notes            5,074,892
Federal Farm Credit Bank                                 US Treasury & Agency Notes            5,100,743
Federal Home Loan Bank                                   US Treasury & Agency Notes            2,707,728
Federal Home Loan Bank                                   US Treasury & Agency Notes            1,994,258
Federal Home Loan Bank                                   US Treasury & Agency Notes            5,082,445
Federal Home Loan Bank                                   US Treasury & Agency Notes            5,177,271
Freddie Mac                                              US Treasury & Agency Notes            2,997,233
Freddie Mac                                              US Treasury & Agency Notes            1,497,975
Freddie Mac                                              US Treasury & Agency Notes            5,104,376
Sallie Mae                                               US Treasury & Agency Notes            5,055,638
U.S. Treasury Note                                       US Treasury & Agency Notes            2,000,000
U.S. Treasury Note                                       US Treasury & Agency Notes            1,552,952
U.S. Treasury Note                                       US Treasury & Agency Notes            2,100,975
U.S. Treasury Note                                       US Treasury & Agency Notes            3,100,238
                                                                                            $262,255,179

                                  Schedule 5.16
                                   Page 4 of 6

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 5.18
                              ENVIRONMENTAL MATTERS

5.18(a)

Granite Construction in the normal course of business utilizes petroleum (hydrocarbon) products which may be considered hazardous materials when encountered at regulatory levels established by the Federal EPA or the Regional State EPA. The utilization of these asphalt products, diesel, and gasoline over the years of operations have the potential of creating exposure to environmental clean up requirements. All underground tanks meet current requirements. There are no pending governmental ordered clean up requirements. However, the following represents estimates based on construction industry housekeeping practices as encountered during our normal course of business. Except as indicated with an " * ", these costs do not represent actual identified exposures. Items indicated with an " * " are carried on the books as a liability.

-----------------------------------------------------------------------------------------
      LOCATIONS                               DESCRIPTION                          AMOUNT
---------------------        ---------------------------------------------        -------
Anchorage, AK                  Surface Spills, wash rack facilities                60,000
Anchorage, AK                  Surface Spills, former AC Plant                     17,500
Huachuca City, AZ              Surface Spills, AC Plant                            15,000
Marana, AZ                     Surface Spills, AC Plant                            15,000
Tucson, AZ                     Surface Spills                                      10,000
Tucson, AZ                     AC Plant                                            25,000
29 Palms, CA                 * Surface Spills, AC Plant                             4,409
Arcata, CA                   * Surface Spills, AC Plant                           236,000
Arvin, CA                      Surface Spills, AC Plant                            25,000
Bakersfield, CA                Surface Spills, AC Plant                           250,000
Bishop, CA                     Surface Spills, AC Plant                            15,000
Buelton, CA                    Surface Spills, AC Plant                            50,000
City of Blue Lake, CA          Surface Spills                                      40,000
Coalinga, CA                   Surface Spills, AC Plant                            50,000
Concord, CA                    Surface Spills, AC Plant                            35,000
Crescent City, CA            * Surface Spills, AC Plant                           682,836
Ducor, CA                    * Surface Spills, AC Plant                            12,529
El Centro, CA                  Surface Spills, AC Plant                            25,000
Felton, Ca                     Surface Spills, AC Plant                           100,000
French Camp, CA                Surface Spills, AC Plant, old fill material        500,000
Highway 175, CA              * Surface Spills, AC Plant                           150,000
Indio, CA                      Surface Spills, AC Plant                            25,000
Inyokern, CA                   Surface Spills, AC Plant                            25,000
Kelseyville, CA              * Surface Spills, AC Plant                           873,000
Lee Vining, CA                 Surface Spills, AC Plant                            15,000
Littlerock, CA                 Surface Spills, AC Plant                            25,000
Longvale, CA                 * Surface Spills, AC Plant                           274,000
Los Banos, CA                  AC Plant                                            10,000
Pleasanton, CA                 AC Plant                                            10,000
Rio Linda, CA                  Surface Spills, AC Plant                            50,000
Sacramento, CA                 Surface Spills, AC Plant                           500,000
Salinas, CA                    Surface Spills, AC Plant                            10,000
Salinas, CA                    Former Underground Storage Tanks                   200,000
San Jose, CA                   Surface Spills                                      10,000
Santa Barbara, CA              Surface Spills                                      25,000

                                  Schedule 5.18
                                   Page 5 of 6

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 5.18
                              ENVIRONMENTAL MATTERS

5.18(a)

Granite Construction in the normal course of business utilizes petroleum (hydrocarbon) products which may be considered hazardous materials when encountered at regulatory levels established by the Federal EPA or the Regional State EPA. The utilization of these asphalt products, diesel, and gasoline over the years of operations have the potential of creating exposure to environmental clean up requirements. All underground tanks meet current requirements. There are no pending governmental ordered clean up requirements. However, the following represents estimates based on construction industry housekeeping practices as encountered during our normal course of business. Except as indicated with an " * ", these costs do not represent actual identified exposures. Items indicated with an " * " are carried on the books as a liability.

-----------------------------------------------------------------------------------------
     LOCATIONS                               DESCRIPTION                         AMOUNT
-------------------            -----------------------------------------       ----------
Tracy, CA                        Surface Spills, AC Plant                          25,000
Ukiah, CA                      * Surface Spills, AC Plant                         430,000
Watsonville, CA                  Surface Spills                                    35,000
Watsonville, CA                  Former Underground Storage Tanks                  35,000
Tampa, FL                        Surface Spills                                    75,000
Odenton, MD                      Surface Spills                                   100,000
Carson City, NV                  Surface Spills, AC Plant                          10,000
Lockwood, NV                     Surface Spills, AC Plant                          50,000
Sparks, NV                       Surface Spills, AC Plant                         100,000
Wappinger Falls, NY              Surface Spills                                   100,000
Lubbock, TX                      Surface Spills, AC Plant                         100,000
Lubbock, TX                      Surface Spills                                    75,000
Lubbock, TX                      Surface Spills                                    50,000
Morgan County, UT                Surface Spills                                    10,000
North Ogden, UT                  Old fill material                                250,000
Ogden, UT                      * Former Webb AC Plant                             723,377
Salt City, UT                  * Former 2200 North AC Plant                       132,363
Salt Lake City, UT               AC Plant                                         150,000
Salt Lake City, UT               Surface Spills                                    50,000
Salt Lake City, UT             * Former Whitehill AC Plant                         25,288
Sandy City, UT                   Surface Spills, AC Plant                         100,000
Kearns, UT                     * Surface Spills, AC Plant                          12,529
Wasatch County, UT               Surface Spills, AC Plant                          10,000
West Haven, UT                   Surface Spills, AC Plant                          25,000
Bellington, WA                   Hannegan surface spills, AC Plant, shop          500,000
Everett, WA                      Surface Spills, AC Plant                         100,000
Whatcom County, WA               Former AC Plant                                  260,000
Whatcom County, WA               Former UST and shop area                          17,500
                                                                               ----------
                                                                               $7,921,331
                                                                               ----------

5.18 (b) AND (c)

                      NONE

                                  Schedule 5.18
                                   Page 6 of 6